Investor Questions and Answers: April 28, 2025 We encourage current shareholders, potential shareholders, and other interested parties to send questions to us in writing and we make written responses available on a periodic basis. The following answers respond to selected questions received through March 31, 2025. We retain the discretion to combine answers for duplicate or similar questions into one comprehensive response. If you would like to submit a question, please send an e-mail to investors@morningstar.com or write us at the following address: Morningstar, Inc. Investor Relations 22 W. Washington St. Chicago, IL 60602 To share information in as timely a manner as possible, we will be publishing our responses to March questions in multiple installments. This is the first of the installments. Use of Non-GAAP Measures These Investor Questions and Answers reference non-GAAP financial measures, including but not limited to, adjusted operating income and free cash flow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in Supplemental Presentation dated February 26, 2025, which was included as Exhibit 99.2 to the Form 8-K filed with the Securities Exchange Commission on February 26, 2025, and can be found in the Investor Relations area of the Company’s corporate website at shareholders.morningstar.com/investor-relations in the Financial Summary section. Morningstar 1. What are the important differences between (A) Revenues Related to Contract Liabilities and (B) your total license-based revenues that could cause them to diverge? Was there anything out of the ordinary to call out in 2024 results on this front? Footnote #5 to our 2024 10-K provides both a disaggregation of revenue as reported on our Consolidated Statements of Income by revenue type (license-based, asset-based, or transaction-based) as well as detail on our future contract liabilities. License-based revenue totaled $1,625.1 million in 2024, while contract liabilities for 2025 and subsequent years totaled $1,461.5 million. We do not report revenues related to contract liabilities in our financial statements. License-based revenue includes revenue generated by our research, data, and proprietary platforms which are accessed via subscription services that grant access on either a per user or enterprise-basis for a specific period of time. In 2024, license- based revenue included the revenue generated by Morningstar Data and Analytics and the majority of PitchBook and Morningstar Sustainalytics revenue. Morningstar Wealth, Morningstar Credit, and Morningstar Indexes revenue also include license-based revenue, while roughly 1% of Morningstar Retirement revenue was license-based. License-based revenue accounted for 71.4% of 2024 consolidated revenue. Contract liabilities include deferred revenue, which is recorded when we bill a client, as well as future billings under multiyear contracts. Contract liabilities are created when we sign contracts related to our license-based activities described above, or when we sign contracts related to Morningstar Credit surveillance activities. (Morningstar Credit surveillance- related revenues are reported as transaction-based revenues.)

Margin and Expense Trends 2. In Kunal’s 4Q24 shareholder letter, he referenced Morningstar’s goal of continuing to expand operating margins, a change from previous commentary on meeting / exceeding the historical peak margin. Was this an intentional change in approach? Do you still believe you can reach / exceed your historical peak margin? If so, over what timeframe? Morningstar’s management team has successfully increased full-year adjusted operating margins back to a low-20% level. Where does Morningstar think margins can expand to, and over what time frame? While we don’t provide guidance, we continue to focus on increasing adjusted operating income as a driver of long-term value creation. Continued margin expansion over the long-term is central to these efforts. In 2024, we generated $493.8 million of adjusted operating income, an increase of more than 50% from 2023. 3. Morningstar’s expense growth in 4Q resulted in adjusted operating margins declining both year over year and quarter over quarter. Please share some more information on the drivers of this growth. In Q4 24, our adjusted operating margin was 20.6%, a decline from 21.0% in Q4 23 and 22.9% in Q3 24. In Q4 24, revenues grew 9.7% compared to the prior-year period. Operating expense grew 9.6% and adjusted operating expense, defined as operating expense less intangible amortization, M&A-related expenses and gains and expenses related to the reduction and shift of our China activities in 2023), increased $43.6 million, or 10.2% compared to the prior-year period. The primary driver of the Q4 24 increase in operating expense was a $31.7 million increase in compensation costs driven by a $20.4 million increase in bonus expense. This increase was due in large part to higher bonus expense for Morningstar Credit due to favorable performance versus plan targets and a comparison to relatively low bonus expense in the prior-year period. Higher compensation costs also included the impact of a $4.8 million increase in stock-based compensation, primarily due to the treatment of our former CFO’s equity awards upon his departure. Other non-compensation drivers of higher expenses included a $5.1 million increase in depreciation primarily due to higher capitalized software costs for product enhancements in prior periods, as well as the impact of accelerated depreciation related to the sale of customer assets on the US Morningstar Wealth Turnkey Asset Management Platform (TAMP) to AssetMark, and a $3.5 million increase in advertising and marketing costs primarily due to higher advertising spending for PitchBook. We remain focused on growing revenue faster than expenses over the long-term and driving increases in adjusted operating income and adjusted operating margins. Morningstar Data and Analytics 4. Why is organic growth decelerating in Morningstar Data and Analytics? Organic revenue growth in Morningstar Data fell to 4.8% in 4Q 2024. Can you provide some detail on what drove this? You’re correct to note the slowdown in organic revenue growth in 2024 for Morningstar Data and Analytics and the Morningstar Data product area. In FY 24, Morningstar Data and Analytics revenue grew 5.5%, or 5.8% on an organic basis, compared to 2023. Year-over-year revenue growth slowed from 9.4% (8.9% organic) in Q1 24 to 1.7% (3.6% organic) in Q4 24. In Q4 24, Morningstar Data revenue increased 4.9% or 4.8% on an organic basis compared to the prior-year period, at a slower pace than its 6.6% organic growth rate for FY 24. Slower growth has been driven in part by softness in areas outside our core products in Morningstar Data and Analytics (such as Morningstar Direct and managed investment data in Morningstar Data), including in areas where we’ve shifted our approach. For example, we are managing the exchange market data product (included in Morningstar Data) for profitability rather than revenue growth, and revenue for that product declined over Q4 and FY 24. In 2024 we also changed our model for Direct Web Services to one that we believe is more scalable and have seen an expected increase in churn as a result. Finally, in 2024 we lost a large research distribution client that decided to take its research in-house and softness in research distribution contributed to slower growth in Q3 24 and Q4 24. While our core products generally outperformed the broader Morningstar Data and Analytics segment, growth did slow in parts of this group as well. So, for example, managed investment (fund) data, grew at a slower rate organically in 2024 compared to 2023. Morningstar Direct grew at a slightly higher rate organically in 2024 compared to 2023, but did experience a slowdown in year-over-year growth in Q4 24 relative to earlier quarters. The slowdown in these core products was driven in part by two factors, as addressed in more detail in related questions this month. First, we rolled out larger than typical price increases starting in Q1 23 that contributed to growth through the first half of 2024. (For Morningstar Data, we saw this impact in a particularly strong Q4 23, impacting the Q4 24 comparable.) Since then, price increases have been more typical of prior years. Second, a number of clients entered into multi-year contracts as we implemented the price increase, leaving us with fewer opportunities for expansion in 2024. (For more detail on the Morningstar Direct trend, please see a related question this month.) Finally, we were delayed in launching new functionality in Morningstar Advisor Workstation in 2024, contributing to weak growth. In January 2025, we launched Direct Advisory Suite, which represents the next generation of Morningstar Advisor Workstation. 5. How do you ramp up growth particularly in Advisor Workstation and Morningstar Data? What is your strategy and leadership approach in this business line as you have also had several leaders in this group depart? We see good opportunities for growth as we work to realize our long-term vision for Direct Platform, which we’ll be communicating updates on in the very near term. Specifically, we see the opportunity to better serve clients and drive growth as we’re able to sell comprehensive solutions that span the entire lifecycle of an investor by offering a connected, seamless user experience that links our capabilities on one platform allowing clients to discover, analyze, and extract data. Direct Advisory Suite, the next generation of our advisor offering, is an important part of Direct Platform. In addition, we plan to offer Direct Advisory Suite globally, targeting both the broker/dealers who have traditionally been Advisor Workstation clients as well as independent registered investment advisors, expanding our serviceable obtainable market. Finally, we continue to see strength in our core Morningstar Data products and expect to capitalize on trends such as the convergence of private and public markets. While there has been turnover in the leadership of Morningstar Advisor Workstation in recent years, James Rhodes, President, Direct Platform, has led this segment since January 2022. 6. For Morningstar Direct: Why the big slowdown in organic revenue growth? Last year there was an uplift in Q1 vs. Q4 is that a seasonal impact? Morningstar provides the licence counts which have been growing 0- 1% so most of the growth seems to have come from pricing. Can MORN drive through similar price benefits in 2025? In Q4 24, Morningstar Direct grew 9.4% or 9.3% on an organic basis compared to the prior-year period. That represented a slowdown from Q1 to Q3 24 when Morningstar Direct was growing at an 11.0% or higher rate on an organic basis compared to the prior-year periods. The slowdown in growth was driven in part by a change in how we report revenue between Morningstar Data and Morningstar Direct. In 2023, we introduced functionality that allowed users to download Morningstar Data from Morningstar Direct. The associated revenue was initially booked to Morningstar Direct, but, starting in Q3 24, we are now reporting the revenue as part of Morningstar Data. The shift had a negative impact on Morningstar Direct revenue starting in Q3 24, but the impact was more pronounced in Q4 24, and it was a driver of the decline in Morningstar Direct reported and organic growth rates for that quarter compared to prior quarters. In addition, as noted in related responses this month, Morningstar Direct’s 2024 growth trajectory was impacted by the timing of price increases, with a larger-than-typical price increase implemented in 2023, and more limited expansion opportunities with clients who entered multi-year contracts at that time. We review prices with adjustments made based on the added value provided and increased input costs. In 2024, price increases were more typical of prior annual increases. We do not comment on future price increases.

7. How should we think about the headwinds and tailwinds for growth for Morningstar Data in 2025? We see several secular tailwinds for Morningstar Data, including growth of investor choice and increasing demand for personalization, as well as the accelerating convergence of public and private markets. Headwinds include industry consolidation and continued pressure on fees, especially in more challenging markets. We are also keeping a close eye on recent volatility in the market. We continue to see strength in our core Morningstar Data products and expect to capitalize on trends such as those mentioned above. For the exchange market data product, which has been a driver of softer growth, the focus is on contributions to profitability, not increasing revenue. Asset-Based Products 8. Wealth and Retirement AUM/AUMA have been accelerating in recent quarters against tougher comps. What’s been driving that and how much of it is market driven vs. inflows into your accounts? For both Morningstar Wealth and Morningstar Retirement, strong market performance and net inflows contributed to increases in assets under management and advisement (AUMA). Morningstar Retirement AUMA increased 19.7% to $275.9 million as of Dec. 31, 2024, compared to the end of FY 23. The growth was driven by increased AUMA in traditional and Advisor Managed Accounts, fiduciary services, and custom models. Roughly three-quarters of the increase was driven by market performance, with the remainder driven by net flows. Advisor Managed Accounts in particular was a significant contributor to positive net flows. Morningstar Wealth AUMA increased 12.3% to $210.9 million as of Dec. 31, 2024. Roughly 60% of the increase was driven by market performance, with the remaining 40% driven by net inflows, primarily to Morningstar Model Portfolios on third-party platforms especially outside the U.S. and to the International Wealth Platform. Morningstar Wealth 9. Can Wealth revenues grow in 2025 with all the portfolio moves/divestitures (Office and TAMP)? Our focus is on generating organic revenue growth. We have noted that our streamlining of the Morningstar Wealth business means that it will look a lot different, and smaller (at least in the short-term), than it previously did. But it will be more focused, and we anticipate, profitable. 10. What short- and medium-term outcomes could we expect from the integration of Black Diamond and the Direct Advisory Suite? What is the anticipated revenue/margin benefit from the SS&C Black Diamond Wealth Platform transition as some of the wealth revenue shifts to the Morningstar Direct Advisory Suite within Morningstar Data and Analytics? What is the expected impact on revenue and operating income as a result of the retirement of Morningstar Office? When do you expect OP/ EPS accretion from the retirement of Office? In February 2025, we announced that we will be sunsetting Morningstar Office after 20 years and providing a streamlined transition for interested clients to SS&C’s Black Diamond Wealth Platform, which will integrate our new Direct Advisory Suite product and allow advisors to continue using Morningstar data and research. Current advisors on the Black Diamond Wealth Platform will also have the opportunity to integrate with Direct Advisory Suite. The agreement with SS&C Technologies and our decision to retire Morningstar Office mark an important step in our efforts to streamline our Morningstar Wealth offering and to focus on areas where we have the greatest confidence that we can scale without making significant new capital investments. We anticipate that the retirement of Morningstar Office and the transition of interested clients to Black Diamond will be completed by the end of 2026, with a resulting negative impact on revenue for Morningstar Wealth. We anticipate that the changes will have a positive run-rate impact on Morningstar Wealth adjusted operating income once the transition is complete. Under our agreement with SS&C, we anticipate receiving a minority share of SS&C’s revenue for Office customers who successfully transition to the Black Diamond Wealth Platform. Morningstar Direct Platform revenues will be positively impacted by the integration of Direct Advisory Suite into the Black Diamond Wealth Platform for those clients and for other SS&C clients who opt to add access to Direct Advisory Suite. 11. Can you please provide some color on how we should think about the near-term impact on revenue growth in Morningstar Wealth from the AssetMark deal. I understand you will no longer be accruing the platform fee on the AUM transferred to AssetMark. How much of an impact will this be on Morningstar’s revenue? Is this offset by maintenance fee revenue you are receiving from AssetMark in the near term? If so, how long will the payment of maintenance fees last? On December 2, 2024, we completed the sale of customer assets on the US Morningstar Wealth Turnkey Asset Management Platform (TAMP) to AssetMark. Prior to the transition, we charged a platform fee (which covered services offered on the TAMP) and an investment management fee for investing in Morningstar Model Portfolios via the TAMP. We continue to receive the investment management fee but are no longer receiving a platform fee. When assets migrate to AssetMark, we will receive a negotiated strategist fee associated with assets invested in Morningstar Model Portfolios. In addition, at the time of announcement of the transaction, we noted that we expected a roughly $13 million decline in revenue in 2025 related to the transaction, reflecting the net effect of the loss of TAMP-related revenue, offset by the transition service fees, which will be paid by AssetMark to Morningstar through May 2025. Please see the FAQ updated July 24, 2024 for more detail on the anticipated financial impact of the transaction. It is available at newsroom.morningstar.com. Morningstar Indexes 12. Why were assets linked to Morningstar Indexes down sequentially in 4Q 2024 when markets rose during the period? Can you break out the sequential movement by flows and market impact for Q4 2024 and in reporting going forward? Did Morningstar lose a big contract in Q4? As of Dec. 31, 2024, assets linked to Morningstar Indexes totalled $210.9 billion, an increase of 19.4% compared to Dec. 31, 2023, but a decrease of 7.6% compared to Sept. 30, 2024. The sequential decrease was driven in part by outflows related to the loss of a client contract. The overall market impact on Morningstar Indexes assets was negative for Q4 24 compared to Q3 24. We’d note that fees on investable products tied to Morningstar Indexes vary depending on the type of investment and that the products referenced above charged relatively low fees. Morningstar Indexes revenue increased to $22.2 million in Q4 24, an increase of 22.0% compared to Q4 23 and an increase of 1.4% compared to Q3 24. We appreciate your feedback on additional disclosures related to Morningstar Indexes. We don’t at this point have plans to disclose the impact of flows and market impact on AUM. Morningstar Sustainalytics 13. Morningstar did not provide quarterly YoY revenue organic growth for Morningstar Sustainalytics’ license- based products and transaction-based products (second-party opinions) in its slide deck for Q4 2024. Why has disclosure been reduced and can you please provide these numbers? Thank you for the feedback regarding the removal of those data points. In Q4 24, Morningstar Sustainalytics license-based revenue increased 0.7% or 0.6% on an organic basis and Morningstar Sustainalytics transaction-based revenue declined 40.7% or 43.1% on an organic basis, reflecting a slowdown in green bond issuance. We plan to continue to provide this data in our 2025 reporting.

14. Can you please provide some color on what drove the YoY fall in Sustainalytics revenue renewal rate in 2024 (89%, down from 97% in 2023) and thoughts on the near-term growth outlook for the business given the agenda of the new administration in the US and regulatory delays in Europe appear large potential headwinds for the business. As you note, the annual revenue renewal rate for Morningstar Sustainalytics dropped to 89% in 2024 from 97% in 2023. The decline was driven in part by the decision to refocus our licensed ratings product for corporates on the use and distribution of existing ESG Risk Ratings and underlying data. We no longer offer corporates the option to contract with us to provide a rating. As a result, we have lost revenue and clients but expect improved scalability. In addition, the vendor consolidation and rationalization we’ve experienced has had a negative impact on retention and annual revenue renewal rates in other parts of Morningstar Sustainalytics’ license-based business. We would note that we did see some improvement in renewal rates in Q4 24. 15. Pleasantly surprised by Morningstar Sustainalytics’ performance in Q4 24 given the responses to Q&A that were published in December and January on the website. Was there anything one-off in the quarter? Has the outlook here improved vs. what they were talking about over the last couple of months? Morningstar Sustainalytics’ revenue declined 3.3% on a reported and organic basis in Q4 24 compared to the prior-year period, after declining 9.7% or 10.3% on an organic basis in Q3 24 compared to the prior-year period. License-based revenue (which accounts for a significant majority of Morningstar Sustainalytics revenue) stabilized in Q4 24, increasing 0.7% or 0.6% on an organic basis. Transaction-based revenue, which is comprised of revenue related to second-party opinions, declined 40.7% or 43.1% on an organic basis, primarily due to lower issuance of green bonds. From a product perspective, the upward trend in license-based revenue stemmed from a moderation in the decline of ESG Risk Rating revenue, combined with growth in certain areas including our regulatory products. However, this was partially offset by challenges arising from the ongoing streamlining of our licensed ratings product. Broadly, although renewal rates were down for FY 24, we saw improvements in Q4 24. We face a more challenging macro environment in the U.S., in particular, in our corporate client segment. From a regulatory perspective, we don’t anticipate a material near-term impact from the European Union’s Omnibus proposals released in March. (For more detail, please see our response to a related question dated March 25, 2025.) We don’t provide guidance as to future revenue trends, but we will note that we are paying very close attention to the impact of recent tariff-related market volatility on our clients. Morningstar Employees 16. Morningstar reduced net headcount again in 4Q 2024. In what areas of the business did this occur? Does Morningstar now expect to start growing headcount again in 2025 as it reinvests for growth or is there further refinement to be done? How has the recent headcount reduction (10% of total workforce in the last 24 months) affected internal culture? As of Dec. 31, 2024, Morningstar headcount was 11,085, which represented a decline of 2.2% from Dec. 31, 2023. The 2024 decline in headcount was driven in part by lower headcount in Morningstar Wealth, where we’ve taken steps to refocus the business as we seek to improve profitability, and Morningstar Sustainalytics, which saw a 0.8% decline in revenue for the full year. In addition, PitchBook headcount declined as we continue to balance revenue growth opportunities with a focus on increasing adjusted operating income and margins and driving efficiency. We are committed to creating an amazing culture for our teams and actively monitor and review engagement surveys. We did see a softening of our average engagement score over the course of last year from 69% to 64%. However, the trend over the year was positive, with stabilization in the second quarter and rising metrics in the second half of the year in response to actions by management and improving business performance. Our people and culture team in partnership with our executive leadership team remain committed to monitoring feedback and implementing changes to support employees. During 2024, for example, we enhanced our educational and career development programs to ensure ongoing growth opportunities for all colleagues across levels, job fields, and locations. This included the introduction of a new Manager Academy and a High Performer Program which offers individuals personalized development programs in a cohort setting as they grow into leadership positions. We also rolled out enhanced parental benefits and announced a new wellness stipend for all employees in response to feedback from our employees. In regard to future forecasts, we don’t share guidance on expected headcount trends. Management Transitions 17. With Michael Holt having taken over as CFO, what are his plans for Morningstar? What does he plan to do differently, or what does he think can be improved as compared to Jason Dubinsky’s tenure as CFO? Michael Holt’s priorities as CFO are consistent with our ongoing focus on sustainable revenue growth and creating value for shareholders. Specifically, he is focused on growing adjusted operating income (supported by higher adjusted operating margins) and free cash flows over time. Consistent with Morningstar’s historical approach to capital allocation, under Michael we continue to preserve a strong balance sheet to maintain flexibility; prioritize funding organic growth and consider acquisitions where we see opportunities to generate long-term shareholder value; maintain and increase our dividend over time commensurate with company financial results; and repurchase shares when we have available cash. Michael will provide more detail on his priorities at our upcoming Annual Shareholders’ Meeting on May 9. Capital Allocation 18. Morningstar’s dividend payout in 2024 was 15.4% of annual free cash flow. This was 32.4% in 2023 and 36.5% in 2022. Why has Morningstar decided to slow the pace of free cash flow payout over this period? Between 2022 and 2024, free cash flow increased from $168.3 million to $448.9 million, representing a 166.7% growth rate. We’d note that both 2022 and 2023 represented relatively low levels of free cash flow due in part to a decline in adjusted operating income and cash earnings compared to earlier years, as discussed in prior responses. In addition, in 2023 operating and free cash flows were negatively impacted by certain items including the repurchasing of our brand in Japan and the transition of our China operations. We made steady annual increases to our dividend between 2022 and 2024. In 2024, we paid $69.3 million in dividends, up from $61.5 million in 2022, which represented a 12.7% increase. In addition, in 2023 and 2024, we also prioritized paying down debt given the increase in leverage following the 2022 acquisition of Leveraged Commentary & Data and the subsequent increase in borrowing rates. While we do not target a specific cash flow payout, we would note that over the past five years, our average dividend as a percentage of free cash flow was in the low 20% range.